UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EMC Insurance Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 24, 2012

Meeting information

Meeting Type: Annual Meeting

EMC INSURANCE GROUP INC.	For holders as of: March 27, 2012

	Date: May 24, 2012	Time: 1:30 PM CDT

	Location:	Employers Mutual Casualty Co.
EMC INSURANCE GROUP INC.
P.O. BOX 712		700 Walnut Street
DES MOINES, IA 50306-0712
ATTN: ANITA LAKE NOVAK		Des Moines, lowa 50309

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
 How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K                      2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow   Ú  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)  BY INTERNET:                                        www.proxyvote.com
2)  BY TELEPHONE:                                   1-800-579-1639
3)  BY E-MAIL*:                                           sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  Ú XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before May 10, 2012  to facilitate timely delivery

How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  Ú  XXXX XXXX XXXX      available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees
1a.      George C. Carpenter III

1b.      Stephen A. Crane

1c.      Jonathan R. Fletcher

1d.      Robert L. Howe

1e.      Bruce G. Kelley

1f.       Gretchen H. Tegeler

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2.	Approve, by a non-binding advisory vote, the compensation of our named executive officers as disclosed in the proxy statement.

3.	Reapprove the material terms of the Internal Revenue Code Section 162(m) performance goals of the 2007 Employers Mutual Casualty Company Stock Incentive Plan.

4.	Approve the 2013 Employers Mutual Casualty Company Non-Employee Director Stock Purchase Plan.

5.	Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.